Exhibit 99.1

EDGEN MURRAY DELAYS IPO

Baton Rouge, Louisiana and Edinburgh, Scotland - April 18, 2007 - Edgen Murray, L.P., the parent company of Edgen Murray Corporation, a U.S. subsidiary, Pipe Acquisition Limited, a UK subsidiary, and Edgen Murray Plc, a UK subsidiary, (together, “Company”) announced today that the initial public offering of the equity securities of its proposed successor corporation, Edgen Murray Plc, has been delayed indefinitely. On November 13, 2006, the Company filed a registration statement with respect to its initial public offering of equity securities. In light of the proposed recapitalization and related refinancing of its affiliate Edgen Murray, L.P. and the entering of an asset purchase agreement with respect to the proposed acquisition of PetroSteel by its affiliate Edgen Murray Corporation, the Company has decided to postpone indefinitely its initial public offering. The consummation of the foregoing recapitalization and refinancing are subject to definitive documentation and customary closing conditions. The acquisition of PetroSteel is subject to customary closing conditions. PetroSteel is a U.S. based distributor of specialty offshore grade steel plates and profiles headquartered in Bala Cynwyd, Pennsylvania.

The Company intends to withdraw its registration statement. The Company may file a new registration statement, but no time for such a filing, if any, has been determined.

About the Company

The Company is a global distributor of high performance carbon and alloy steel products for use primarily in specialized applications in the energy infrastructure market, including the oil and gas, processing and power generation industries. The products the Company distributes are highly engineered prime carbon or alloy steel pipe, pipe components and high grade structural sections and plates, which are designed to withstand the effects of corrosive or abrasive material and possess performance characteristics required in extreme operating conditions, including high pressure and high/low temperature environments. The Company currently serves customers in more than 50 countries worldwide through 23 locations internationally, including 15 in the United States, two in Canada, three in Europe/West Africa, two in Asia/Pacific, and one in the Middle East. Additional information may be obtained from Edgen Murray’s website at www.edgenmurray.com.

Forward-Looking Statements: This press release contains forward-looking statements. The forward-looking statements are based on the Company’s current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting the Company will be those anticipated by the Company. These forward-looking statements involve a number of risks, uncertainties and other factors that may cause actual results to be materially different from those expressed or implied in the forward-looking statements. Important factors that could cause the statements made to differ include that the transactions are subject to a number of conditions and approvals. Other important factors are discussed under the captions “Risk Factors” and “Forward-Looking Statements” in the Company’s registration statement on Form S-1 filed on November 13, 2006 and in subsequent filings with the U.S. Securities and Exchange Commission (the “SEC”) made after the date hereof. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

A registration statement relating to these securities has been filed with the SEC but has not yet become effective. An amendment to such registration statement or a new registration statement with respect to the equity securities of the Company or a successor corporation may be filed at a later date. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This press release shall not constitute an offer to sell or a solicitation of an offer to buy, nor will there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Contact:

Edgen Murray, L.P.

David L. Laxton, III

225-756-7223